United States
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest Event Reported)      February 14, 2006
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                         NORTHERN EMPIRE BANCSHARES
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          (Exact name of registrant as specified in its charter)


CALIFORNIA                      2-91196                  94-2830529
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(State or other jurisdiction   (Commission            (IRS Employer
of incorporation)              File Number)           Identification No.)




            801 Fourth Street, Santa Rosa, California   95404

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         (Address of principal executive offices)    (Zip code)


   Registrant's telephone number, including area code   (707) 579-2265
                                                        --------------

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       Former Name or former address, if changed since last report















ITEM 1.01     Entry into a Material Definitive Agreement.

On February 14, 2006, the Company amended the salary continuation plan with David Titus to increase the annual benefit to $100,000 per year after the employee's death, disability or retirement and extended the term to 20 years.



                                      Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NORTHERN EMPIRE BANCSHARES

                                  /s/ Deborah A. Meekins
Date:  February 14, 2006          ----------------------------
                                  Deborah A. Meekins
                                  President & Chief Executive Officer